Exhibit 99.1



July 19, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-7561

Dear Sirs/Madams:

We have read Item 4 of The Dewey Electronics Corporation's Form 8-K dated July 17, 2006, and have the following comments:

1.  We agree with the statements made in the four (4) paragraphs comprising
Item 4.01(a).

2. We have no basis on which to agree or disagree with the statements made in the paragraph comprising Item 4.01(b).

Yours truly,

Deloitte and Touche LLP